                                                                    EXHIBIT 9.2

                             TERMINATION AGREEMENT

     TERMINATION AGREEMENT dated as of the 19th day of June, 1995 between the holders of voting trust certificates ("1991 Voting Trust Certificates") representing shares of Class B Common Stock of Pulitzer Publishing Company, a Delaware corporation (the "Company"), and Ken J. Elkins, David E. Moore, Nicholas G. Penniman IV, Emily Rauh Pulitzer, Michael E. Pulitzer, Ronald H. Ridgway and William F. Woo as Trustees (the "Trustees"), under the Voting Trust Agreement dated as of the 17th day of January, 1991, between the Depositing Stockholders (as defined therein) and the Trustees and/or their predecessors (such Voting Trust Agreement being the "1991 Voting Trust Agreement"):

                             W I T N E S S E T H :

     WHEREAS, the Depositing Stockholders and the Trustees deem it in the best interest of the Company and its stockholders to terminate the 1991 Voting Trust Agreement;
     WHEREAS, pursuant to Paragraph 20 thereof, the 1991 Voting Trust Agreement may be terminated with the consent in writing of the holders of sixty-six and two-thirds percent (66-2/3%) in interest of the then issued and outstanding 1991 Voting Trust Certificates, and holders of such percentage of 1991 Voting Trust Certificates are signatories hereto;
     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto hereby agree as follows:
     1. The 1991 Voting Trust Agreement is hereby terminated, effective as of the effective date of this Termination Agreement, as determined pursuant to paragraph 3 hereof.
     2. Upon the effectiveness of this Termination Agreement, the Depositing Stockholders shall be entitled to receive one or more stock certificates for their respective shares of Class B Common Stock of the Company held under the 1991 Voting Trust Agreement in accordance with the terms and conditions of that agreement, subject, however, in the case of each of the Depositing Stockholders who is a party to a line of credit agreement with Mercantile Bank of St. Louis N.A. which is secured by a pledge of one or more of his 1991 Voting Trust Certificates, to the obligations of the Trustees under various documents executed in connection with the line of credit agreement, including a certain acknowledgement agreement, by the Trustees (or their predecessors) and/or each of such Depositing Stockholders.
     3. This Termination Agreement shall become effective upon the consent in writing of the holders of not less than sixty-six and two-thirds percent (66-2/3%) in interest of the 1991 Voting Trust Certificates issued and outstanding under the 1991 Voting Trust Agreement at the time of such last required consent.
     4. This Termination Agreement may be executed by the parties hereto, or any of them, in any number of counterparts, with the same force and effect as if they had all executed the same instrument.
     IN WITNESS WHEREOF, the Trustees have hereunto set their hands and seals as of the day and year first above written and the Depositing Stockholders whose signatures are set forth below have signed a counterpart of this Termination Agreement.

                                      TRUSTEES

                                      /s/ Ken J. Elkins
                                      ----------------------------
                                      Ken J. Elkins

                                      /s/ David E. Moore
                                      ----------------------------
                                      David E. Moore

                                      /s/ Nicholas G. Penniman IV
                                      ----------------------------
                                      Nicholas G. Penniman IV

                             /s/ Emily Rauh Pulitzer
                             ----------------------------
                             Emily Rauh Pulitzer

                             /s/ Michael E. Pulitzer
                             ----------------------------
                             Michael E. Pulitzer

                             /s/ Ronald H. Ridgway
                             ----------------------------
                             Ronald H. Ridgway

                             /s/ William F. Woo
                             ----------------------------
                             William F. Woo

                                                       No. of Deposited
            Depositing                      Date of    Shares of Class
            Stockholders                    Execution  B common Stock
         ---------------------------------  ---------  ----------------


         Emily Rauh Pulitzer,
          James V. Maloney and William
          Bush, Successor Trustees of
          Marital Trust A U/I Joseph
          Pulitzer, Jr. dtd 6/12/74,
          as amended 10/20/92


         By:  /s/ Emily Rauh Pulitzer       6/18/95
         ---------------------------------
            Emily Rauh Pulitzer, Trustee


         By:  /s/ James V. Maloney          6/18/95
         ---------------------------------
            James V. Maloney, Trustee


         By:  /s/ William Bush              6/19/95    7,920
         ---------------------------------
            William Bush, Trustee

         Emily Rauh Pulitzer,
          James V. Maloney and William
          Bush, Successor Trustees of
          Marital Trust B U/I Joseph
          Pulitzer, Jr. dtd 6/12/74,
          as amended 10/20/92


         By:  /s/ Emily Rauh Pulitzer       6/18/95
         ---------------------------------
            Emily Rauh Pulitzer, Trustee


         By:  /s/ James V. Maloney          6/18/95
         ---------------------------------
            James V. Maloney, Trustee


         By:  /s/ William Bush              6/19/95    5,193,290
         ---------------------------------
            William Bush, Trustee

                                                       No. of Deposited
            Depositing                      Date of    Shares of Class
            Stockholders                    Execution  B common Stock
         ---------------------------------  ---------  ----------------


         /s/ David E. Moore                 6/17/95    3,151,082
         ---------------------------------
         David E. Moore

         /s/ Michael E. Pulitzer            6/19/95    2,818,841
         ---------------------------------
         Michael E. Pulitzer

         The Ceil and Michael E.
          Pulitzer Foundation, Inc.

         By: /s/ Michael E. Pulitzer        6/19/95    16,000
         ---------------------------------
            Michael E. Pulitzer, President

         /s/ Emily Rauh Pulitzer            6/18/95    137
         ---------------------------------
         Emily Rauh Pulitzer

         /s/ Katherine C. Moore             6/28/95    275
         ---------------------------------
         Katherine C. Moore

         /s/ Julie Cecille Pulitzer         7/7/95     837
         ---------------------------------
         Julie Cecille Pulitzer

         /s/ Barbara F. Moore               6/28/95    7,166
         ---------------------------------
         Barbara F. Moore

         /s/ David E. Moore, Jr.            7/29/95    95,626
         ---------------------------------
         David E. Moore, Jr.

         /s/ Deborah Moore                  7/4/95     1,811
         ---------------------------------
         Deborah Moore

                                                       No. of Deposited
            Depositing                      Date of    Shares of Class
            Stockholders                    Execution  B common Stock
         ---------------------------------  ---------  ----------------


         /s/ Evelyn Moore                   7/20/95    698
         ---------------------------------
         Evelyn Moore

         /s/ Kate C. Moore                  7/10/95    98,460
         ---------------------------------
         Kate C. Moore

         /s/ Richard W. Moore               6/19/95    83,051
         ---------------------------------
         Richard W. Moore

         /s/ Timothy P. Moore               7/4/95     97,408
         ---------------------------------
         Timothy P. Moore


         ---------------------------------
         Joseph Pulitzer IV


         /s/ Michael E. Pulitzer, Jr.       7/3/95     31,480
         -------------------------------
         Michael E. Pulitzer, Jr.

         /s/ Ramelle C. Pulitzer            7/3/95     2,830
         -------------------------------
         Ramelle C. Pulitzer

         /s/ Robert Stair Pulitzer          7/31/95    2,830
         -------------------------------
         Robert Stair Pulitzer

         /s/ Elizabeth E. Pulitzer Voges    7/4/95     5,606
         -------------------------------
         Elizabeth E. Pulitzer Voges

         /s/ Christina H. Eisenbeis         7/3/95     4,506
         -------------------------------
         Christina H. Eisenbeis

                                                      No. of Deposited
              Depositing                   Date of    Shares of Class
              Stockholders                 Execution  B common Stock
          -------------------------------  ---------  ----------------


          /s/ Mark C. Eisenbeis            6/28/95    4,081
          -------------------------------
          Mark C. Eisenbeis

          /s/ William H. Eisenbeis         6/17/95    4,746
          -------------------------------
          William H. Eisenbeis

          /s/ Catherine Dory Culver        6/27/95    4,358
          -------------------------------
          Catherine Dory Culver


          Richard A. Palmer, as Trustee
           U/A dtd 8/16/83 F/B/O
           Michael E. Pulitzer

          By: /s/ Richard A. Palmer        6/19/95    39,628
          -------------------------------
              Richard A. Palmer, Trustee


          William Bush and Richard A.
           Palmer, as Trustees U/I
           dtd 11/3/87 F/B/O Bianca
           Pulitzer

          By: /s/ William Bush
          -------------------------------
              William Bush, Trustee

          By: /s/ Richard A. Palmer        6/19/95    5,738
          -------------------------------
              Richard A. Palmer, Trustee

                                                      No. of Deposited
              Depositing                   Date of    Shares of Class
              Stockholders                 Execution  B common Stock
          -------------------------------  ---------  ----------------


          William Bush and Richard A.
           Palmer, as Trustees U/I
           dtd 11/3/87 F/B/O Elinor
           Pulitzer

          By: /s/ William Bush
          -------------------------------
              William Bush, Trustee

          By: /s/ Richard A. Palmer        6/19/95    5,738
          -------------------------------
              Richard A. Palmer, Trustee


          William Bush and Richard A.
           Palmer, as Trustees U/I
           dtd 11/3/87 F/B/O Elkhanah
           Pulitzer

          By: /s/ William Bush
          -------------------------------
              William Bush, Trustee

          By: /s/ Richard A. Palmer        6/19/95    5,738
          -------------------------------
              Richard A. Palmer, Trustee


          William Bush and Richard A.
           Palmer, as Trustees U/I
           dtd 11/3/87 F/B/O Joseph
           Pulitzer V

          By: /s/ William Bush
          -------------------------------
              William Bush, Trustee

          By: /s/ Richard A. Palmer        6/19/95    5,738
          -------------------------------
              Richard A. Palmer, Trustee

                                                      No. of Deposited
              Depositing                   Date of    Shares of Class
              Stockholders                 Execution  B common Stock
          -------------------------------  ---------  ----------------


          William Bush and Richard A.
           Palmer, as Trustees U/I
           dtd 1/14/88 F/B/O
           Theodosia Cochrane Pulitzer

          By: /s/ William Bush
          -------------------------------
              William Bush, Trustee

          By: /s/ Richard A. Palmer        6/19/95    3,646
          -------------------------------
              Richard A. Palmer, Trustee



          William Bush and Richard A.
               Palmer, as Trustees U/I
               dtd 1/14/88 F/B/O Michael
               E. Pulitzer III

          By: /s/ William Bush
               William Bush, Trustee


          By: /s/ Richard A. Palmer       6/19/95    3,646
          -----------------------------
             Richard A. Palmer, Trustee


          William Bush and Richard A.
             Palmer, as Trustees U/I
             dtd 1/14/88 F/B/O Philip
             Sherwood Pulitzer

          By: /s/ William Bush
          -----------------------------
             William Bush, Trustee

          By: /s/ Richard A. Palmer      6/19/95    3,646
          -----------------------------
             Richard A. Palmer, Trustee

                                                     No. of Deposited
              Depositing                  Date of    Shares of Class
              Stockholders                Execution  B common Stock
           -----------------------------  ---------  ----------------


           William Bush and Richard A.
            Palmer, as Trustees U/I
            dtd 1/14/88 F/B/O Samuel
            Pulitzer

           By: /s/ William Bush
           -----------------------------
              William Bush, Trustee

           By: /s/ Richard A. Palmer      6/19/95    3,852
           -----------------------------
              Richard A. Palmer, Trustee



           William Bush and Richard A.
               Palmer, as Trustees U/I
               dtd 1/14/88 F/B/O Sarah
               G. Pulitzer

           By: /s/ William Bush
               William Bush, Trustee


           By: /s/ Richard A. Palmer          6/19/95    3,852
           ---------------------------------
               Richard A. Palmer, Trustee


           William Bush and Richard A.
            Palmer, as Trustees U/I
            dtd 5/4/90 F/B/O Shelton
            Campbell Voges III

           By: /s/ William Bush
           ---------------------------------
               William Bush, Trustee

           By: /s/ Richard A. Palmer          6/19/95    3,131
           ---------------------------------
               Richard A. Palmer, Trustee

                                                       No. of Deposited
             Depositing                     Date of    Shares of Class
             Stockholders                   Execution  B common Stock
         ---------------------------------  ---------  ----------------


         William Bush and Richard A.
          Palmer, as Trustees U/I
          dtd 10/19/90 F/B/O
          Clarissa Reed Dore Golding

         By: /s/ William Bush
         ---------------------------------
             William Bush, Trustee

         By: /s/ Richard A. Palmer          6/19/95    3,131
         ---------------------------------
             Richard A. Palmer, Trustee


         William Bush and Richard A.
          Palmer, as Trustees U/I
          dtd 10/21/93 F/B/O
          Grayson Carrol Voges

         By: /s/ William Bush
         ---------------------------------
             William Bush, Trustee

         By: /s/ Richard A. Palmer          6/19/95    1,062
         ---------------------------------
             Richard A. Palmer, Trustee

         /s/ Timothy P. Moore               7/4/95     5,325
         ---------------------------------
         Timothy P. Moore, as Custodian
          for Elisabeth W. Moore

         /s/ Timothy P. Moore               7/4/95     5,325
         ---------------------------------
         Timothy P. Moore, as Custodian
          for Zachary P. Moore

         /s/ Richard W. Moore               6/19/95    7,505
         ---------------------------------
         Richard W. Moore, as Custodian
          for Alexander F. Moore

                                                       No. of Deposited
             Depositing                     Date of    Shares of Class
             Stockholders                   Execution  B common Stock
         ---------------------------------  ---------  ----------------


         /s/ Richard W. Moore               6/19/95    7,505
         ---------------------------------
         Richard W. Moore, as Custodian
          for Meredith C. Moore

         /s/ Richard W. Moore               6/19/95    7,505
         ---------------------------------
         Richard W. Moore, as Custodian
          for Anne L. Moore

         /s/ David E. Moore, Jr             7/29/95    5,325
         ---------------------------------
         David E. Moore, Jr., as Custodian
          for Alida Livingston Moore

         /s/ David E. Moore, Jr             7/29/95    5,325
         ---------------------------------

         David E. Moore, Jr., as Custodian
              for Clement Clarke Moore